PURCHASE AGREEMENT
   (Rancho Franciscan Apartments; Santa Barbara, California)

     THIS AGREEMENT is made and entered into as of the 7th day of January, 1997, by and between CARLYLE INCOME PLUS, LTD., an Illinois limited partnership (hereinafter called "Seller"), and STEVEN I. LYONS, a married man as his sole and separate property, as to an undivided ____% interest, and MICHAEL TOWBES, an unmarried man, as to an undivided ____% interest, as tenants in common (hereinafter called "Buyer").

                        R E C I T A L S

      A. Seller is the owner of that certain real property located at 221 Hitchcock Way, in the City of Santa Barbara, County of Santa Barbara, State of California, consisting primarily of an apartment complex sometimes known as "Rancho Franciscan Apartments".
      B. Buyer desires to purchase such premises on the terms and conditions hereinafter documented.
      NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:
      1. Purchase and Sale. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A" attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "Rancho Franciscan Apartments", and, to the extent assignable, all right, title and interest of Seller in and to all leases, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.
      2. Purchase Price. The purchase price (the "Purchase Price") for the Property shall be the sum of $8,302,200.
     3. Payment of Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:
      A. Escrow Deposit. Concurrently herewith, Buyer shall deliver $100,000 (the "Initial Escrow Deposit") (which amount, together with all interest earned thereon, is herein called the "Escrow Deposit") to Ticor Title Insurance Company, at its offices at 203 North LaSalle Street, Suite 1400, Chicago, Illinois 60602, Attention: Mr. Rick Lucchesi (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder"). In addition, if Buyer shall deliver the "Approval Notice" prior to the expiration of the "Due Diligence Period", as provided (and defined) in paragraph 4B(1) hereof, Buyer shall concurrently therewith deliver an additional deposit of $100,000 (the "Additional Escrow Deposit") to Escrow Holder. Each deposit to be made hereunder shall be made by Buyer delivering the applicable amount to Escrow Holder by wire transfer of immediately available federal funds or by check evidencing good funds and the amounts so deposited shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. As used herein, the term "Escrow Deposit" shall mean the Initial Escrow Deposit and, from and after the deposit thereof, the Additional Escrow Deposit, together with all interest earned on such deposits while the same are held by Escrow Holder hereunder. The amounts deposited hereunder shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. At all times that the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller and Buyer, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer.
     B. Closing Payment. The balance of the Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the "Closing Date", as hereinafter defined (the amount to be paid under this subparagraph C being herein called the "Closing Payment").
     4.   Conditions Precedent
     A.   Title Matters.
      (1) Title Report. Seller has delivered to Buyer a copy of that certain preliminary title report number 000961786 dated October 22, 1996 ("Preliminary Title Report") covering the Property from Chicago Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"). In addition, Seller has delivered to Buyer an update dated November 22, 1996 of that certain ALTA survey of the Property originally dated November 10, 1988, prepared by Penfield & Smith, which survey is to be certified to Buyer ("Survey"). Buyer shall have until the end of the "Due Diligence Period" (as hereinafter defined) to review and approve of the Survey and the Preliminary Title Report. If, prior to the expiration of the Due Diligence Period, Buyer delivers a written notice (a "Title Objection Notice") setting forth those title and survey matters to which Buyer objects, Seller shall have seven (7) days after receipt thereof to cause the removal of, or to obtain a commitment from the Title Company to issue a title endorsement insuring over, the disapproved matters set forth in such Title Objection Notice; provided, however, Seller shall have no obligation to cause such removal or any liability if for any reason such objections are not removed or insured over as of the Closing Date. If Buyer shall fail to deliver to Seller a Title Objection Notice prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have approved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Survey. If Seller elects not to cause any or all such disapproved matters to be removed or insured over as aforesaid, Buyer shall have three (3) business days from receipt of written notice thereof (or from the date of Seller's deemed election as aforesaid) to notify Seller in writing either that
(x) Buyer revokes its disapproval and will proceed with the purchase of the Property without any reduction in the Purchase Price and will take subject to such matters, or (y) Buyer terminates this Agreement. Failure to deliver any written notification by Buyer of its election within such period shall be deemed to be an election to terminate this Agreement. Approval by Buyer of any additional exceptions to title or survey matters first disclosed after the end of the Title Review Period shall be a condition precedent to Buyer's obligation to purchase the Property; provided, however, such approval shall not be unreasonably withheld. Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of (i) three (3) business days after receipt of written notice thereof and (ii) the Closing Date, Buyer shall be deemed to have approved said additional exceptions or survey matters. If, for any reason, Seller does not cause such additional exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) either to be removed or to obtain a title endorsement (if available) insuring over such disapproved matter on or before the Closing Date at no cost or expense to Buyer (Seller having the right but not the obligation to do so), the obligation of Seller to sell, and Buyer to buy, the Property as herein provided shall terminate (and Seller and Buyer shall have no further obligations in connection herewith). Buyer shall have the option to waive the condition precedent set forth in this paragraph 4A(1) by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied. All matters set forth on the Preliminary Title Report which are not timely objected to by Buyer are herein called the "Permitted Exceptions". The term "Permitted Exceptions" shall additionally include (i) any title matters objected to by Buyer, which objections are subsequently waived in writing by Buyer, and (ii) any title matters objected to by Buyer, which objections are removed or which are otherwise cured to Buyer's reasonable satisfaction. Following the expiration of the Due Diligence Period, Seller shall prevent any further liens, encumbrances or other title defects (other than Permitted Exceptions) with respect to the Property.
     (2) Exceptions to Title. Seller shall deliver title to the Property at closing, and Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title:
      (a)   Real  estate taxes and assessments not  yet  due  and
payable;
      (b) The printed exceptions which appear in the standard form owner's policy of title insurance issued by Title Company in the State of California; and
      (c) Such exceptions to title as may be approved by Buyer pursuant to the provisions of subparagraph A(1) above.
Conclusive evidence of the availability of such title shall be the willingness of Title Company to issue to Buyer on the Closing Date an ALTA owner's title insurance policy in the standard form issued in the State of California ("Owner's Policy"), in the face amount of the Purchase Price, which policy shall show (i) title to the Property to be vested of record in Buyer, and (ii) the above exceptions to be the only exceptions to title.
      B. Due Diligence Reviews. Buyer shall have until 5:00 p.m. (Central time) on January 17, 1997 (the "Due Diligence Period") within which to perform and complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases and service contracts, title and survey, and all physical, environmental and compliance matters and conditions respecting the Property. During the Due Diligence Period, Seller shall provide Buyer with reasonable access to the Property upon reasonable advance notice and shall also make available to Buyer such leases and service contracts and other contracts as Buyer shall reasonably request, all upon reasonable advance notice. Buyer shall promptly commence, and shall diligently and in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). Without limitation on the foregoing, in no event shall Buyer after the date hereof contact any tenant of the Property without Seller's express written consent nor shall Buyer contact any governmental authority having jurisdiction over the Property without Seller's express written consent (which consent as to governmental authorities shall not be unreasonably withheld). Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder. At Seller's request, Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party. In the event of any termination hereunder, Buyer shall return all documents and other materials furnished by Seller hereunder. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential. If, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine that it intends to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "Approval Notice"), and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B. If, however, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine in its sole and absolute discretion that it no longer intends to acquire the Property, then Buyer shall promptly notify Seller of such determination in writing (such notice being herein called the "Termination Notice"), whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate. In the event that Buyer shall fail to have delivered the Approval Notice to Seller on or before the expiration of the Due Diligence Period, Buyer shall be deemed to have elected not to proceed with the acquisition of the Property whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate.
      5. Closing Procedure. The sale and purchase herein provided shall be consummated at a closing conference ("Closing Conference"), which shall be held on the Closing Date at the offices of Chicago Title Company in Santa Barbara, California, or through escrow through the mail. As used herein, "Closing Date" means January 22, 1997, or such earlier date as may be agreed upon by Buyer and Seller, as provided in the "Escrow Instructions" (as hereinafter defined) to be signed by Buyer and Seller as provided below, consistent with the terms of this
Agreement, and which Escrow Instructions shall provide that in the event of any inconsistency between the Escrow Instructions and this Agreement, the terms of this Agreement shall prevail.
      A. Escrow. On or before the Closing Date, the parties shall deliver to Title Company at its offices located in Santa Barbara, California, the following: (1) by Seller, a duly executed and acknowledged original grant deed ("Deed") in the form of Exhibit "C" attached hereto and made a part hereof, and
(2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the commitment of the Title Company to issue the Owner's Policy in the form specified in paragraph 4A(2) hereof, the Closing Payment and a notice from each of Buyer and Seller authorizing Title Company to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).
     B. Delivery to Parties. Upon the full satisfaction of the conditions set forth in the Escrow Instructions, the Deed shall be recorded by the Title Company when the Title Company is prepared to issue to Buyer the Title Policy as provided herein, whereupon the then Closing Payment (and the Deposit) shall be delivered by Title Company to Seller, less such expenses as are required to be paid by Seller and Buyer as provided herein, and at the Closing Conference, the following items shall be delivered:
      (1)  Seller Deliveries.  Seller shall deliver to Buyer  the following:
      (a) A duly executed and acknowledged bill of sale, assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "D" attached hereto and made a part hereof;
      (b) Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller;
      (c) Evidence reasonably satisfactory to Buyer and Title Company respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;
     (d) Such additional documents as may be reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein); and
      (e) A certificate from Seller certifying to Buyer that originals (or copies if originals are not available) of the "Leases" and "Service Agreements" (as each term is hereinafter defined) being assigned to Buyer at closing were delivered to Buyer in the management office of the Property as of the Closing Date.
      (2)   Buyer Deliveries.  Buyer shall deliver to Seller  the
following:
      (a)   A  duly  executed  and  acknowledged  Assignment  and
Assumption Agreement;
      (b) Evidence reasonably satisfactory to Seller and Title Company respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and
     (d) Such additional documents as may be reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).
     C. Closing Costs. Seller shall pay (i) any documentary or transfer taxes attributable to the Deed, (ii) the title insurance premium for the Owner's Policy at a rate not in excess of standard issue rates and only to the extent attributable to standard CLTA owner's coverage, and (iii) the costs to obtain the Survey. Buyer shall pay all title insurance premiums attributable to the Owner's Policy in excess of standard CLTA coverage, as well as any costs attributable to ALTA coverage in connection therewith or for other so-called "extended coverage" or for any endorsements to the Owner's Policy, to the extent any of the foregoing is requested by Buyer, all costs and expenses related to Buyer's due diligence examinations, reviews and inspections, and all intangible, sales or use taxes attributable to the transactions hereunder. Seller and Buyer shall each pay one-half of the cost of recording the Deed and any closing escrow charges. Seller and Buyer shall each pay its own attorney's fees and expenses and its own respective shares of prorations as hereinafter provided.
     D.   Prorations.
      (1) Items to be Prorated. The following shall be prorated between Seller and Buyer as of the Closing Date:
      (a) All real estate taxes and assessments on the Property for the current year. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from this sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).
      (b) All fixed and additional rentals under the leases, and any refundable security deposits. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable security deposits (to the extent the foregoing are held by Seller and are not applied or forfeited prior to the Closing Date) to Buyer on the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any lease). To the extent Buyer receives rents on or after the Closing Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to pursue any remedy against any tenant owing delinquent rents and any other amounts to Seller. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder (but shall not be require to litigate or declare a default in any lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.
     (c)  All operating expenses.
     (2) Calculation. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by
Buyer and Seller, which approval shall not be unreasonably withheld by either of Buyer or Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. The obligations of Seller and Buyer under this paragraph 5D(2) shall survive the closing.
      6. Condemnation or Destruction of Property. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable. In connection with any assignment of insurance proceeds hereunder, Seller shall credit Buyer with an amount equal to the applicable deductible amount under Seller's insurance; provided, however, if the amount of such deductible shall exceed $100,000, Seller shall have the right to terminate this Agreement by notice to Buyer given on or before the Closing Date (whereupon the Escrow Deposit shall be returned to Buyer). In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $100,000, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date.
     7.   Representations, Warranties and Covenants.
     A.   Representations, Warranties and Covenants of Seller.
      (1) General Disclaimer. Except as specifically set forth in paragraph 7A(2) below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the
Property  (including, but not limited to, the  condition  of  the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in paragraph 7A(2) below, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy.
      (2) Limited Representations and Warranties of Seller. Subject to the provisions of paragraph 7A(1) above, Seller hereby represents and warrants that, except as set forth in Exhibit "E" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean the present actual knowledge of Brian Ellison after having the property manager of Seller's third party property manager substantively review the representations and warranties set forth herein):
     (a) List of Leases. Attached as Exhibit "F" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property ("List of Leases"), and Seller has not received any written notice of a material default under any of such tenant leases that remains uncured.
     (b) Litigation. There is no pending (or threatened in writing) action, litigation, condemnation or other proceeding against the Property or against Seller with respect to the Property.
     (c) Compliance. Seller has no knowledge or has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws and ordinances.
     (d) Service Agreements. Seller has not entered into any service agreements or contracts ("Service Agreements") or other agreements (other than as set forth in this Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "G" attached hereto, and Seller has not received any written notice of any material default thereunder that remains uncured.
     (e) Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a limited partnership, duly organized and validly existing and in good standing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.
     (g) Environmental Matters. Except as set forth in the reports described in Exhibit "H" attached hereto and made a part hereof (the "Environmental Reports"), Seller has no knowledge or has received no written notice of the existence, deposit, storage, removal, burial or discharge of any material known to Seller to be a "Hazardous Material" at, upon, under, within or adjacent to the Property, in an amount which would, as of the date hereof, give rise to an "Environmental Compliance Cost".
The term "Hazardous Material" shall mean (i) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of any Environmental Agency; provided, however, that the term "Hazardous Material" shall not include motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline. The term "Environmental Compliance Cost" means any reasonable out-of-pocket cost, fee or expense incurred directly to satisfy any requirement imposed by an Environmental Agency to bring the Property into compliance with applicable Federal, State and local laws and regulations directly relating to the existence on the Property of any Hazardous Material.
     (h) No Employees. As of the Closing Date, Seller will have no employees, as Seller's third party property manager manages the Property.
     B. Representations and Warranties of Buyer. Buyer hereby represents and warrants that this Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly executed and delivered by and are binding upon Buyer; Buyer is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.
     C. Survival. Any cause of action of a party for a breach of the foregoing representations and warranties shall survive until December 15, 1997, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).
     D. Interim Covenants of Seller. Until the Closing Date or the sooner termination of this Agreement:
     (1) Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.
     (2) Seller shall not enter into any additional service contracts or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on 30 days' notice.
     (3) Seller shall continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. After the expiration of the Due Diligence Period (unless Buyer shall have theretofore failed to deliver an Approval Notice or the Additional Escrow Deposit pursuant to paragraph 4B hereof), Seller shall not enter into any new leases or modifications of existing leases thereafter without the consent of Buyer (which consent will not be unreasonably withheld or materially delayed). In the event that Seller enters into a new lease or modifies an existing lease after the expiration of the Due Diligence Period (unless Buyer shall have theretofore failed to deliver an Approval Notice or the Additional Escrow Deposit pursuant to paragraph 4B hereof) without the consent of Buyer, Buyer shall have the right to terminate this Agreement by notifying Seller of its exercise of such right by delivering to Seller written notice thereof within five (5) days after Seller enters into such new lease or modification. In the event of the delivery by Buyer to Seller of such written notice, this Agreement, and the obligations of the parties hereunder, shall terminate and the Escrow Deposit shall be returned to Buyer. If Buyer shall fail to deliver such written notice on or before the end of such five
(5) day period, Buyer shall be deemed to have agreed that the new lease or modification is or are acceptable to Buyer and that Buyer intends to proceed with the acquisition of the Property (and, thereafter, Buyer shall have no further right to terminate this Agreement as a result of such new lease or modification). Notwithstanding anything herein to the contrary, Buyer shall bear all costs and expenses related to any new leases or modifications of existing leases entered into after the expiration of the Due Diligence Period (unless Buyer shall have theretofore failed to deliver an Approval Notice or the Additional Escrow Deposit pursuant to paragraph 4B hereof).
     8.   Indemnification.
     A. By Buyer. Buyer shall hold harmless, indemnify and defend Seller from and against: (1) any and all third party claims for personal injury or property damage to such third party caused by Buyer's torts related to the Property and occurring on or after the Closing Date; (2) any and all third party claims respecting any security deposits or other amounts paid or credited to Buyer in connection with the closing of the transactions hereunder; (3) any and all loss, damage or third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date, other than any cost of repair or remediation required due to a defect or contamination discovered but not created or caused by Buyer; and (4) all costs and expenses, including reasonable attorney's fees, incurred by Seller as a result of the foregoing.
     B. By Seller. Seller shall hold harmless, indemnify and defend Buyer from and against: (1) any and all third party claims for personal injury or property damage to such third party caused by Seller's torts related to the Property and occurring prior to the Closing Date; and (2) all costs and expenses, including reasonable attorney's fees, incurred by the Buyer as a result of such claims. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Owner's Policy as to such matters).
     C. Generally. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within 30 days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 10 days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.
     9. DISPOSITION OF DEPOSITS. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF, AND BUYER SHALL NOT HAVE DEFAULTED UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF SELLER'S DEFAULT, AND BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS AGREEMENT; PROVIDED FURTHER HOWEVER, IF SELLER SHALL WILLFULLY TAKE ACTIONS SO AS TO PREVENT THE AVAILABILITY OF SPECIFIC PERFORMANCE REMEDIES TO BUYER, BUYER SHALL BE ENTITLED TO A RETURN OF THE ESCROW DEPOSIT AND REIMBURSEMENT OF ITS ACTUAL OUT-OF-POCKET COSTS PAID TO THIRD PARTIES IN CONNECTION WITH THE TRANSACTIONS HEREUNDER (SUCH REIMBURSEMENT NOT TO EXCEED $25,000 IN THE AGGREGATE) (BUT NO OTHER ACTION, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED). IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE FOR ANY REASON OTHER THAN THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF OR THE DEFAULT OF SELLER, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF
PARAGRAPH 10I HEREOF.


     Seller's Initials                  Buyer's Initials

   10.    Miscellaneous.
     A.   Brokers.
     (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this paragraph 10 A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.
     (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to Richard Ellis, LLC and Leider Commercial Real Estate (collectively, the "Brokers") pursuant to a separate written agreement between Seller and Broker.
     B.   Limitation of Liability.
          (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $250,000.
          (2) Without limitation on the foregoing, in no event shall Buyer have any liability pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied under this Agreement or any document executed or delivered in connection herewith) unless and until such liabilities shall exceed $25,000 in the aggregate; provided, however, nothing contained in the foregoing shall limit Seller's liability for any proration amounts provided for in this Agreement.
          (3) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).
     C. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.
     D. Time of the Essence. Time is of the essence of this Agreement.
     E. Interpretation. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.
     F. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
     G. Successors and Assigns. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest to any entity in which Buyer is a principal having not less than a 25% interest in capital and profits in such entity, to Buyer's property management company, to Michael Towbes individually, or to an intermediary as part of Buyer's "1031 Exchange" (as hereinafter defined). No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.
     H. Notices. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

     To Buyer:

     c/o Mr. Steve Lyons
     3868 State Street, Ste. 202
     Santa Barbara, California  93105

     With Copies To:

     Robert F. Egenolf
     130 East Carillo
     Santa Barbara, California 93101

     And To:

     The Towbes Group, Inc.
     21 East Victoria Street, Ste. 200
     Santa Barbara, California 93101
     Attention:  Mr. Michael Towbes

     To Seller:

     c/o JMB Realty Corporation
     900 North Michigan Avenue
     19th Floor
     Chicago, Illinois 60611
     Attention:  Mr. Glenn Emig

     With Copies To:

     Pircher, Nichols & Meeks
     1999 Avenue of the Stars
     Suite 2600
     Los Angeles, California 90067
     Attention:  Real Estate Notices (RDJ)

     And To:

     Richard Ellis, LLC
     Three First National Plaza
     Chicago, Illinois  60602
     Attention:  Mr. Jeffrey Bramson

Delivery shall be deemed given the first business day after delivery to a nationally recognized overnight delivery service. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.
     I. Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.
     J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
     K. 1031 Exchange. Solely as an accommodation to Buyer, Seller agrees to reasonably cooperate with Buyer in accomplishing a Section 1031 of the Internal Revenue Code of 1986, as amended (a "1031 Exchange"). In connection with such 1031 Exchange, the following provisions shall apply:
          (1) Without limitation on the foregoing, all documents respecting a 1031 Exchange shall recognize that Seller is an accommodating party, has no liability with respect thereto, and makes no representation, warranty or other statement respecting the qualification of the 1031 Exchange for tax or other purposes;
          (2) Seller shall not be required to acquire legal title to, or any beneficial interest in, any other property;
          (3) The transaction contemplated herein shall not be contingent upon Buyer's acquisition of the Property as a 1031 Exchange, and Buyer's inability to consummate such 1031 Exchange shall not be deemed to excuse or release Buyer from any covenants, obligations and liabilities under this Agreement, or otherwise postpone or extend the Closing Date;
          (4) All representations, guarantees, covenants and warranties made herein by Buyer shall survive the 1031 Exchange, shall remain in full force and effect, and shall continue to inure to the benefit of Seller. All representations and warranties made herein by Seller shall survive the 1031 Exchange, shall remain in full force and effect, and shall continue to inure to the benefit of Buyer;
          (5) Buyer shall bear any and all costs and expenses arising from the 1031 Exchange, including, but not limited to, any increased costs of escrow, document preparation fees, insurance premiums, recording fees and documentary or other transfer taxes. Buyer shall indemnify and hold Seller harmless (using counsel reasonably satisfactory to Seller) from any and all liabilities, claims, costs, expenses and losses (including, but not limited to, attorneys' fees and costs) that Seller sustains or incurs by reason of, or in connection with, the 1031 Exchange. The foregoing indemnity shall be a payment obligation and not merely a reimbursement obligation, it being expressly understood that the parties have a "contrary intention" with respect to the provisions of paragraph 2 of Section 2778 of the California Civil Code. The indemnity obligations of Buyer under this subsection shall survive any termination of this Agreement or the delivery of the Grant Deed and the transfer of title to the Property; and
          (6) Notwithstanding the 1031 Exchange, all Documents shall be executed by, and shall be binding upon, Buyer.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    CARLYLE INCOME PLUS, LTD.,
                    an Illinois limited partnership

                    By:  JMB REALTY CORPORATION,
                         a Delaware corporation,
                         General Partner

                         By:  ________________________________
                              Name:  _________________________
                              Title: _________________________
                                                  "Seller"



                    ___________________________
                    STEVEN I. LYONS


                    ___________________________
                    MICHAEL TOWBES
                                        "Buyer"
                ESCROW HOLDER'S ACKNOWLEDGEMENT


     The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Date: ________________   TICOR TITLE INSURANCE COMPANY,
                         a ______________________________________


                         By:  ___________________________________
                              Name: _____________________________
                              Title: ____________________________
                                                  "Escrow Holder"
                       JOINDER OF BROKERS

The Brokers have executed this Agreement solely for the purpose of evidencing their agreement (i) to the terms of paragraph 10A hereof, and (ii) that the Brokers shall make no public disclosure of the terms of the transactions contemplated by this Agreement without the prior written consent of Seller, except as may be required by law or applicable governmental regulation. The Brokers shall continue to comply with any confidentiality requirements set forth in any letter of intent or confidentiality agreement previously entered into between Seller and Buyer, and the Brokers shall not (without first obtaining Seller's written consent) disclose to any third party any information or data with respect to the Property, except such disclosure as may be expressly contemplated or permitted by this Agreement.

Dated:  _______________________    BROKERS:

                                   RICHARD ELLIS, LLC

                                   By: _______________________
                                   Name: _____________________
                                   Title: ____________________


Dated: _______________________     LEIDER COMMERCIAL REAL ESTATE

                                   By: _______________________
                                   Name: _____________________
                                   Title: ____________________
                          EXHIBIT LIST



          "A" - Property Description

          "B" - Personal Property

          "C" - Deed

          "D" - Assignment and Assumption Agreement

          "E" - Exceptions to Seller's Representations and Warranties

          "F" - List of Leases

          "G" - Service Agreements

          "H" - Environmental Reports
                          EXHIBIT "A"

                       LEGAL DESCRIPTION





Lot 4 of Final Map 20,448, in the City of Santa Barbara, County of Santa Barbara, State of California, as per map filed in Book
150, Pages 50 through 54, inclusive of Maps, in the Office of the County Recorder of said County.

                          EXHIBIT "E"

     EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES



                             None.
                          EXHIBIT "G"

                   LIST OF SERVICE AGREEMENTS




Progressive Landscape
Tri County Elevator
H&H Roofing
SAS Alarm Service
Durbiano Fire Equipment
Kummins & Adams Heating
Delta Pro-Tech
Oasis Pools
Lenz Pest Control
Professional Womens Painters
All Star Janitorial
Dalgenes Interiors
Bathcrest
Hoke and Burger Plumbing
The Appliance Store
BFI
Community Environmental Council
                          EXHIBIT "H"

                 LIST OF ENVIRONMENTAL REPORTS



                             None.